Exhibit 10.17

Reviewer
Sydbank
Nytorv 11 A
4200 Slagelse
Telephone 74 37 94 00

HARMLESS LETTER (BUSINESS MORTGAGE)

Debtor:	The undersigned

CVR.nr.	21503649
Name:	Liqtech A/S
Adr.:	Grusbakken 12, 2820 Gentofte

Provides hereby

Vendor:	DK – 12626509
Sydbank
Nytorv 11 A
4200 Slagelse
Phone 74 37 94 00

Lien on everything the debtor owns and future acquires in one or more of the listed asset types, see Land Registration Act § 47 c, paragraph. 3, No. 1-7, as security for the indemnity payment of what I at any time any must be creditor guilty, but not beyond:

Amount	DKK 1.500.000,00

Writes	DKK onemillionfivehundred 00/100

Mortgage law covers the following ticked asset types:

☒ Simple receivables generated from sales of goods and services (Land Registration Act § 47 c, paragraph. 3, No. 1)

☒ Stocks of raw materials, intermediate products and finished goods (Land Registration Act § 47 c, paragraph. 3, No 2)

☒ The Land Registration Act § 42 C mentioned vehicles that are not and never has been registered in the Central Registry of Motor Vehicles or a corresponding foreign register (Land Registration Act § 47 c, paragraph. 3, No. 3)

☒ Operations Furniture and fixtures (Land Registration Act § 47 c, paragraph. 3, No. 4)

☒ Propellants and other aids (Land Registration Act § 47 c, paragraph. 3, No. 5)

☒ Goodwill, domain names and rights under patent law, trademark law, design law, utility model law, design law, copyright law and the Act on the Protection of Semiconductor Products (topography) (Land Registration Act § 47 c, paragraph. 3, No. 7)

The above liabilities:

1.              None

It is declared that the mortgage is not made for the benefit of the debtor (the debtor or mortgagors) allied, see Land Registration Act § 47 c, paragraph. 1, and section. 5 of the following mortgage form HARMLESS LETTER COMPANY PLEDGE.

Special provisions:

Sydbank is authorized to sign digitally and things bright a similar digital document.

Besides in the Ministry of Justice following mortgage form HARMLESS LETTER COMPANY PANT, see page 3/last page.

Date:

debtor's signature

Liqtech A/S

The Ministry of Justice’s form for HARMLESS LETTER (BUSINESS MORTGAGE)

1)

Debtors have a duty to inform creditors of address change. Such notification may not be at a payment form, if the form's text states that notices to the payee must not be stated in this. Demand from the creditor, including termination, may be sent to or made by the debtor within the latest stated, unless the creditor is aware of the debtor's new address. Will creditors be aware that a termination has not arrived due to change of address of the debtor, a creditor shall immediately give the debtor notice of termination if the debtor's new address is shown in the national register or other easily accessible source.

2)

The mortgage includes compensation and insurance sums in lieu of the pledged but no other surrogates. The mortgage does not include assets arising from collateral normal use and that are destined for excretion, without talking about an actual consumption of the mortgage, unless the assets are of a type that is itself subject to the lien.

3)

The debtor undertakes to keep the mortgage if it is provided under (Land Registration Act § 47 c, paragraph. 3, 2, 3, 4, 5 or 6, due fire insurance.

4)

Regardless of tenure or termination date, the creditor may require capital repaid in the following cases:

a) if the collateral is deteriorated significantly or neglected, without providing the demanded adequate security.

b) If the debtor refuses creditor or his agent access to inspect the mortgage.

c) If the debtor does not on request prove that the mortgage provided under (Land Registration Act § 47c, paragraph. 3, nr. 2, 3, 4, 5, or 6 is suitably insured against fire and

d) If the mortgage or a major portion of the mortgage is transferred to third parties without it being regarded as excretion under regular operation of the company, or sold at auction.

5)

The mortgage cannot be made in favor of the debtor (the debtor or pledger) allied as per the Land Registration Act § 47 e, paragraph 1. By allied means, Bankruptcy Act § 2:

a) Spouses, relatives in ascending and descending lines, siblings, these people’s spouses and other persons who have been particularly close to each other,

b) A corporation and a person if the person or his allied directly or indirectly owns a significant portion of its capital.

c) Two companies if one or its allied directly or indirectly owns a significant portion of the second company, or if a significant part of both companies' capital directly or indirectly is owned by the same person or company or by themselves or allied persons or companies.

d) Other persons, companies or organizations that have similar interests as indicated in point b or c.